UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2015

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Change in Registrant's Certifying Accountant.
(a)    Dismissal of Independent Registered Public Accounting Firm.

On June 22, 2015, 1st Source Corporation (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee of the Company's Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Board of Directors.

The audit reports of EY on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2014 and December 31, 2013 and during the subsequent interim period from January 1, 2015 through June 22, 2015, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of EY's letter dated June 26, 2015 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On June 22, 2015, the Audit Committee engaged BKD LLP ("BKD") as the Company's independent registered public accounting firm for the year ending December 31, 2015.

During the two most recent fiscal years ended December 31, 2014 and December 31, 2013 and during the subsequent interim period from January 1, 2015 through June 22, 2015, neither the Company nor anyone on its behalf consulted BKD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01    Financial Statements and Exhibits.
Exhibit 16.1:    Letter from Ernst & Young LLP dated June 26, 2015 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: June 26, 2015	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer